UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 453-3596

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure

On December 18, 2025, Pyxis Oncology, Inc. (the “Company”) provided a corporate update and issued a press release announcing positive preliminary Phase 1 data for Micvotabart Pelidotin (MICVO) in recurrent / metastatic head and neck squamous cell carcinoma. A copy of the press release is attached as Exhibit 99.1 and the corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company today announced positive preliminary data from its ongoing Phase 1 clinical studies evaluating micvotabart pelidotin (MICVO), a first-in-concept antibody-drug conjugate (ADC) targeting extradomain-B of fibronectin (EDB+FN), a non-cellular structural component of the tumor extracellular matrix (ECM), in patients with recurrent/metastatic head and neck squamous cell carcinoma (R/M HNSCC). The cutoff for all data reported below is as of November 3, 2025.

Monotherapy

The ongoing MICVO Phase 1 monotherapy study is a two-part study. Part 1 was a dose escalation study across multiple doses and tumor types, with initial data shared in November 2024. Part 2, a dose expansion cohort at 5.4 mg/kg in 2L+ R/M HNSCC, is currently ongoing. The data below incorporate all R/M HNSCC patients dosed at 5.4 mg/kg in the MICVO Phase 1 monotherapy study.

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18 patients were treated at 5.4 mg/kg; intravenous (IV) dosed every three weeks (Q3W)
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13 patients were evaluable for response (≥1 post-baseline scan within protocol limits, or discontinued early due to disease progression)
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All patients treated had prior systemic therapy, including:
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Median of 3 prior lines of therapy
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100% (18/18) had prior platinum-based therapy
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100% (18/18) had prior checkpoint inhibitor therapy
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67% (12/18) had prior taxane therapy
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50% (9/18) had prior EGFR targeting therapy
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Confirmed overall response rate (ORR) of 46% (6/13)1, including 1 complete response by RECIST v1.1 (Response Evaluation Criteria in Solid Tumors v1.1).
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Confirmed responses observed in both arms of dose expansion: post platinum & anti-PD(L)-1 experienced patients (Arm 1) and post EGFRi and/or anti-PD(L)-1 experienced patients (Arm 2)
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Arm 1: 60% confirmed ORR (N=5)
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Arm 2: 25% confirmed ORR (N=4)
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Confirmed responses observed in patients with HPV-positive, HPV-negative, and HPV-not applicable tumors

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Disease control rate (DCR) of 92% (12/13)
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12 patients demonstrated significant tumor regression or tumor control
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1 patient with progressive disease had a verrucous subtype of HNSCC, which is often resistant to chemotherapy and typically managed surgically

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MICVO was generally well tolerated, with no Grade 4 ADC payload treatment-related adverse events (TRAEs) of interest observed. No Grade 5 events occurred.
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TRAEs were observed in 89% (16/18) of patients
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Grade ≥3 TRAEs occurred in 56% (10/18) of patients
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TRAEs leading to treatment discontinuation were observed in 28% (5/18) of patients
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100% (5/5) of patients who had TRAEs leading to treatment discontinuation had “high bodyweight” (defined as at least 10% above adjusted-ideal bodyweight)
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Adjusted Ideal Bodyweight (AIBW) dosing, which has demonstrated improved tolerability without sacrificing activity in clinical studies of other ADCs, is planned to be implemented in ongoing and future clinical studies

1 One patient confirmed response after November 3, 2025 data cutoff.

Combination Therapy

The ongoing MICVO Phase 1/2 study evaluating MICVO in combination with KEYTRUDA® is part of a Clinical Trial Collaboration Agreement with Merck (known as MSD outside the US and Canada) and is currently in dose escalation across multiple doses and tumor types, including 1L/2L+ R/M HNSCC. The data below incorporate all R/M HNSCC patients dosed in the MICVO Phase 1/2 combination study at 3.6 mg/kg and 4.4 mg/kg.

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7 patients were treated in total, 4 at 3.6 mg/kg and 3 at 4.4 mg/kg of MICVO, plus fixed dose 200 mg of pembrolizumab; IV Q3W
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All patients were evaluable for response (≥1 post-baseline scan within protocol limits, or discontinued early due to disease progression)
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All patients treated to date were HPV-positive
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Enrollment of HPV-negative and HPV-not applicable patients is anticipated as additional global clinical trial sites are activated
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All patients treated had prior systemic therapy, including:
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N=4, 1L HNSCC, median of 1 prior therapy
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100% (4/4) had prior platinum-based therapy administered with radiation in the adjuvant or definitive setting
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25% (1/4) had prior taxane administered in the neoadjuvant setting
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N=3, 2L+ HNSCC, median of 3 prior lines of therapy
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100% (3/3) had prior platinum-based therapy
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100% (3/3) had prior checkpoint inhibitor therapy
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33% (1/3) had prior taxane therapy

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Confirmed overall response rate (ORR) of 71% (5/7)2
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Responses occurred across a range of PD(L)-1 CPS scores (CPS ≥1 to CPS >20)
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Responses were observed in patients who received and had disease progression following prior checkpoint inhibitor treatment

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DCR of 100% (7/7)
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All 7 patients demonstrated significant tumor regression

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MICVO was generally well tolerated, with no Grade 3 or Grade 4 ADC payload TRAEs of interest observed. No Grade 5 events occurred.
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TRAEs were observed in 86% (6/7) of patients
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There were no TRAEs leading to treatment discontinuation
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Lack of overlapping toxicities between MICVO and KEYTRUDA® observed to date

2 One patient confirmed response after November 3, 2025 data cutoff.

Company Update. The Company completed sale of its rights to royalties from the commercialization of Enzeshu® (Suvemcitug for Injection) for a one-time cash payment of $11 million. This non-dilutive funding will support the development of MICVO. As part of Pyxis Oncology's acquisition of Apexigen, Inc. in August 2023, the Company acquired rights to royalties on Enzeshu and another asset discovered using APXiMAB, Apexigen's proprietary antibody discovery platform. The Company’s current cash runway is expected to fund operations through data milestones and into the fourth quarter of 2026.

This Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this Form 8-K, including without limitation statements regarding the Company’s plans to develop, manufacture and commercialize its product candidate, including micvotabart pelidotin (‘MICVO’); preliminary data, timing and progress of the Company’s ongoing clinical trials; the Company’s cash runway; and the future results of operations and financial position of the Company are forward-looking statements. These statements are neither promises nor guarantees, but are statements that involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Accordingly, investors should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated December 18, 2025
99.2	Presentation dated December 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	December 18, 2025	By:	/s/ Jitendra Wadhane
Jitendra Wadhane Principal Financial and Accounting Officer